Media Contacts: Mary Eshet 704-383-7777 Christy Phillips 704-383-8178	Exhibit 99(a) Wachovia

Investor Contacts: Alice Lehman 704-374-4139 Ellen Taylor 704-383-1381

[LOGO]	Press Release October 16, 2002

WACHOVIA REPORTS 3RD QUARTER NET INCOME OF 66 CENTS PER SHARE; 71 CENTS OF OPERATING EARNINGS

3rd QUARTER 2002 HIGHLIGHTS

•	Reported net income of $913 million or 66 cents per share; operating earnings of $983 million or 71 cents.

•	Substantially reduced tax provision fully offset by risk reduction strategies.

•	Customer satisfaction scores improved for 14th consecutive quarter.

•	Merger integration continued to progress well.

•	General Bank deposit, loan and investment sales showed continued strength.

•	Nonperforming assets, including loans held for sale, declined 2 percent.

•	Tier 1 capital ratio improved to 8.10 percent.

Earnings Highlights

	Three Months Ended
	September 30, 2002	June 30, 2002(d)	September 30, 2001
			Not restated*
	(In millions, except per share data)
Earnings
Net income (loss) available to common stockholders (GAAP)	$913	849	(334)
Diluted earnings per common share (GAAP)	0.66	0.62	(0.31)
Operating earnings(a)	983	944	298
Diluted earnings per common share (Operating earnings)	$0.71	0.68	0.27

Financial ratios (Operating earnings)
Return on average common stockholders’ equity	12.44%	12.72	5.77
Overhead efficiency ratio	64.33	60.19	76.74
Net interest margin	3.93	3.96	3.58
Fee and other income as % of total revenue	42.86%	45.63	34.42

Cash operating earnings(b)
Net income	$1,081	1,047	395
Diluted earnings per common share	$0.78	0.76	0.36
Return on average tangible common stockholders’ equity	22.84%	24.66	11.36
Dividend payout ratio(c)	33.33	31.58	66.67
Overhead efficiency ratio	60.87%	56.72	72.86

Asset quality
Allowance as % of nonaccrual and restructured loans	163%	163	202
Allowance as % of loans, net	1.81	1.86	1.79
Net charge-offs as % of average loans, net	0.59	0.97	0.73
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	1.23%	1.24	1.08

(a)	Operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges.
(b)
Cash operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges, and exclude deposit base intangible, goodwill and other intangible amortization.

(c)	Based on common shares.
(d)	The second quarter of 2002 has been recast to include $19 million ($13 million after-tax, or 1 cent per share) in stock option expense related to stock options granted in 2002.
*	Periods prior to the September 1, 2001, merger of First Union and the former Wachovia, which was accounted for as a purchase, have not been restated.

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WACHOVIA REPORTS 3rd Quarter 2002 EARNINGS/Page 2

CHARLOTTE, N.C. —Wachovia Corp. (NYSE:WB) today reported third quarter 2002 net income available to common stockholders of $913 million, or 66 cents per share; operating earnings of $983 million, or 71 cents per share; and cash operating earnings of $1.1 billion, or 78 cents per share. Operating earnings exclude $67 million, or 5 cents per share, of after-tax net merger-related and restructuring charges. Cash operating earnings exclude deposit base intangible, goodwill and other intangible amortization as well as the net merger-related and restructuring charges. Results also include $13 million after-tax, or 1 cent per share after-tax, of expense related to stock options.

“In a difficult operating environment for revenue growth, we continued to be well served by our balanced business model, and we are delighted at how well our people are progressing with merger integration,” said Ken Thompson, Wachovia president and CEO. With 14 straight quarters of rising customer satisfaction levels, we believe we now lead the major bank competitors on service quality. This level of service has contributed greatly to growth in low-cost core deposits, where we are among the industry leaders in our markets. At the same time, we are well positioned to attract our customers’ investment business when the financial markets ultimately recover. We’ve continued to invest in our businesses, including upgrading branch automation and making selected acquisitions to enhance our insurance and investment management offerings. We continue to actively reduce risk, control expenses and build capital. In short, this was another solid performance despite very difficult markets.”

Third quarter 2002 results also reflected a significantly lower tax provision due primarily to the recognition of a tax benefit related to the company’s loss on its investment in The Money Store. This tax benefit was fully offset by credit and legal actions initiated in the quarter as part of the company’s ongoing efforts to reduce balance sheet risk.

Average loans in the third quarter of 2002 were $152 billion, down 2 percent from the previous quarter, reflecting loan sales, securitizations and transfers to loans held for sale of an average of $1.6 billion in the second and third quarters, as well as weak loan demand. Average core deposits increased 2 percent from the previous quarter to $167 billion, while average low-cost core deposits increased 4 percent to $119 billion.

Third quarter 2002 net charge-offs declined 40 percent from the previous quarter to $224 million, or 0.59 percent of average net loans. The provision exceeded net charge-offs by $211 million related to write-downs on commercial loans sold or transferred to the held for sale portfolio and the sale of consumer loans directly out of the loan portfolio. Total nonperforming assets including loans held for sale declined 2 percent to $2.0 billion in the third quarter of 2002.

Lines of Business

General Bank

General Bank Highlights: 3Q01 not restated

	Three Months Ended
	September 30,	June 30,	September 30,
	2002	2002	2001
	(In millions)
Total revenue (Tax-equivalent)	$2,287	2,263	1,745
Provision for loan losses	114	98	97
Noninterest expense	1,256	1,231	1,015
Operating earnings	583	593	411
Average loans, net	101,402	100,832	76,383
Average core deposits	141,860	139,649	109,641
Economic capital, average	$5,519	5,554	4,298

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WACHOVIA REPORTS 3rd QUARTER 2002 EARNINGS/Page 3

The General Bank includes retail, small business and commercial customers. General Bank revenue, which increased modestly from the second quarter of 2002, was driven by solid growth in core deposits, consumer loans and investment sales through the branch system, offset by higher expense related to variable compensation and increased legal expense. Average core deposits increased 2 percent from the second quarter of 2002, and the increase in average low-cost core deposits was particularly strong at 4 percent from the prior quarter. Average loans grew slightly from the second quarter of 2002, reflecting strength in consumer real estate-secured products, which offset declines due to mortgage refinancing.

Capital Management

Capital Management Highlights: 3Q01 not restated

	Three Months Ended
	September 30, 2002	June 30, 2002	September 30, 2001
	(In millions)
Total revenue (Tax-equivalent)	$754	809	677
Provision for loan losses	—	—	—
Noninterest expense	623	669	574
Operating earnings	83	89	67
Average loans, net	177	186	269
Average core deposits	1,314	1,269	1,535
Economic capital, average	$624	675	611

The Capital Management Group (CMG) includes asset management and retail brokerage services. Weak equities markets dampened revenues, although CMG’s multi-distribution channels and tight expense controls helped stabilize these businesses. Traditional annuity sales of $1.5 billion (including bank annuity sales of $900 million) were comparable with similar strong sales production levels of the second quarter of 2002. Assets under management at September 30, 2002, were $227 billion, down 1 percent from June 30, 2002. Included in assets under management are mutual fund assets of $107 billion, which had record quarterly gross fluctuating sales of $4.5 billion. The acquisition of certain assets of E-Risk Services, LLC, a leading agency provider of management liability insurance, closed October 1, 2002. The acquisition of J.L.Kaplan Associates, LLC, a privately held investment management firm with $3 billion in assets under management, is expected to close in the fourth quarter of 2002.

Wealth Management

Wealth Management Highlights: 3Q01 not restated

	Three Months Ended
	September 30, 2002	June 30, 2002	September 30, 2001
	(In millions)
Total revenue (Tax-equivalent)	$228	243	161
Provision for loan losses	3	7	2
Noninterest expense	163	166	114
Operating earnings	39	45	29
Average loans, net	8,854	8,632	5,680
Average core deposits	10,006	9,879	7,313
Economic capital, average	$345	338	212

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The decline in revenue from the second quarter of 2002 was due to a reduction in insurance commissions and lower personal trust fees related to asset valuation declines.

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WACHOVIA REPORTS 3rd QUARTER 2002 EARNINGS/Page 4

Continued strength in loans and deposits partially offset this decline. Expenses declined due to decreased personnel expense. The acquisition of Cameron M. Harris & Company, a privately held insurance brokerage firm, closed August 30, 2002. Wealth Management assets under management (included in the CMG total) declined 6 percent from June 30, 2002, to $67 billion at September 30, 2002, due to lower equity market valuations, although sales production was improving.

Corporate and Investment Bank

Corporate and Investment Bank Highlights: 3Q01 not restated

	Three Months Ended
	September 30,	June 30,	September 30,
	2002	2002	2001
	(In millions)
Total revenue (Tax-equivalent)	$939	1,060	273
Provision for loan losses	317	293	126
Noninterest expense	508	521	485
Operating earnings	69	153	(208)
Average loans, net	40,250	41,580	42,069
Average core deposits	12,832	12,207	10,479
Economic capital, average	$7,145	7,372	6,328

Corporate and Investment Bank revenue declined due to the weak market conditions, which dampened activity in the advisory businesses and loan syndications and increased losses in trading results. The decline was partially offset by lower principal investing net losses and lower expense. The increased provision was driven by the transfer of loans, primarily related to the telecommunications sector, to loans held for sale. Average loans declined 3 percent due to weak overall loan demand.

***

Wachovia Corporation (NYSE:WB), created through the September 1, 2001, merger of First Union and Wachovia, had assets of $334 billion and stockholders’ equity of $32 billion at September 30, 2002. Wachovia is a leading provider of financial services to 20 million retail, brokerage and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices under the First Union and Wachovia names in 11 East Coast states and Washington, D.C., and offers full-service brokerage with offices in 49 states and global services through more than 30 international offices. Online banking and brokerage products and services are available through wachovia.com and firstunion.com.

Earnings Conference Call and Supplemental Materials

Wachovia President and CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s third quarter results in a conference call and audio webcast beginning at 10 a.m. EDT today. Supplemental materials relating to third quarter results are available on the Internet at http://wachovia.firstunion.com, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions:    To gain access to the webcast, which will be “listen-only,” go to http://wachovia.firstunion.com and click on the link “Wachovia Third Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions:    The telephone number for the conference call is 1-877-546-1568 for U.S. callers or 415-228-4836 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Kelly.

Replay:    Wednesday, October 16 at 1 p.m. through 5 p.m., Friday, October 25. Replay telephone number is 402-220-3835.

***

        This news release may contain various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated October 16, 2002.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS(a)
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(Dollars in millions, except per share data)
FINANCIAL HIGHLIGHTS
Operating Earnings
Net interest income (Tax-equivalent)	$2,520	2,515	2,477	2,484	1,974
Fee and other income	1,890	2,110	2,027	2,060	1,036

Total revenue (Tax-equivalent)	4,410	4,625	4,504	4,544	3,010
Provision for loan losses	435	397	339	381	244
Noninterest expense, excluding goodwill and other intangible amortization	2,686	2,622	2,609	2,691	2,193
Goodwill and other intangible amortization	152	161	168	251	117
Income taxes (Tax-equivalent)	154	501	480	422	158

Income before net merger-related, restructuring and other charges
(Operating earnings)	983	944	908	799	298
Ater-tax net merger-related, restructuring and other charges	(67)	(89)	5	(63)	(632)

Net income (loss)	916	855	913	736	(334)
Dividends on preferred stock	3	6	6	6	—

Net income (loss) available to common stockholders	$913	849	907	730	(334)

DILUTED EARNINGS PER COMMON SHARE
Net income (loss)	$0.66	0.62	0.66	0.54	(0.31)

PROFITABILITY (Operating earnings)
Return on average common stockholders’ equity	12.44%	12.72	12.68	10.77	5.77
Net interest margin	3.93	3.96	3.90	3.81	3.58
Fee and other income as % of total revenue	42.86	45.63	45.00	45.33	34.42
Overhead efficiency ratio	64.33	60.19	61.66	64.74	76.74
Effective income tax rate	9.29%	32.06	32.09	31.65	27.67

CASH OPERATING EARNINGS
Net income	$1,081	1,047	1,016	980	395
Return on average tangible common stockholders’ equity	22.84%	24.66	25.30	23.56	11.36
Return on average common stockholders’ equity	13.69	14.12	14.19	13.23	7.66
Overhead efficiency ratio	60.87%	56.72	57.93	59.22	72.86
Operating leverage	$(275)	105	42	1,036	(462)

(a)	The second quarter of 2002 has been recast to include $19 million ($13 million after-tax, or 1 cent per share) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(Dollars in millions, except per share data)
CAPITAL ADEQUACY(a)
Tier I capital ratio	8.10%	7.83	7.49	7.04	6.75
Total capital ratio	12.02	11.89	11.56	11.08	10.84
Leverage ratio	6.78%	6.75	6.51	6.19	7.22

ASSET QUALITY
Allowance as % of loans, net	1.81%	1.86	1.84	1.83	1.79
Allowance as % of nonperforming assets	149	150	162	175	186
Net charge-offs as % of average loans, net	0.59	0.97	0.83	0.93	0.73
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	1.23%	1.24	1.21	1.13	1.08

OTHER DATA
Employees	80,987	82,686	82,809	84,046	85,534
Financial centers	3,342	3,347	3,362	3,434	3,461
ATMs	4,604	4,617	4,618	4,675	4,698
Common shares outstanding (In millions)	1,373	1,371	1,368	1,362	1,361
Common stock price	$32.69	38.18	37.08	31.36	31.00
Book value per common share	$23.38	22.15	21.04	20.88	20.94
Common stock price to book value	140%	172	176	150	148
Market capitalization	$44,887	52,347	50,716	42,701	42,191
Dividends paid per common share	0.26	0.24	0.24	0.24	0.24
Dividends paid per preferred share	$0.04	0.06	0.06	0.06	—

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$96,552	98,303	99,489	102,230	83,633
Consumer loans, net	55,124	56,782	57,575	60,609	49,393
Loans, net	151,676	155,085	157,064	162,839	133,026
Earning assets	255,789	254,424	255,488	259,884	219,672
Total assets	321,511	314,714	315,322	319,221	267,746
Core deposits	167,452	164,781	162,812	161,043	131,495
Total deposits	180,077	178,196	178,509	179,971	150,598
Interest-bearing liabilities	224,170	223,812	227,365	231,742	198,307
Stockholders’ equity	$31,103	29,576	28,903	28,540	20,330

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$101,931	102,780	104,883	106,308	107,673
Consumer loans, net	55,611	56,020	57,411	57,493	62,007
Loans, net	157,542	158,800	162,294	163,801	169,680
Goodwill and other intangible assets
Goodwill	10,810	10,728	10,728	10,616	10,496
Deposit base	1,363	1,508	1,661	1,822	2,433
Customer relationships	222	229	237	244	8
Tradename	90	90	90	90	—
Total assets	333,880	324,679	319,853	330,452	325,897
Core deposits	173,697	166,779	165,759	169,310	158,564
Total deposits	187,785	180,663	180,033	187,453	180,549
Stockholders’ equity	$32,105	30,379	28,785	28,455	28,506

(a)	The third quarter of 2002 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME(a)
(Unaudited)

	Three Months Ended September 30, 2002			Nine Months Ended September 30, 2002
	Operating Earnings	Net Merger-Related, Restructuring and Other Charges	As Reported	Operating Earnings	Net Merger-Related, Restructuring and Other Charges	As Reported
	(In millions)
Net interest income	$2,466	—	2,466	7,353	—	7,353
Provision for loan losses	435	—	435	1,171	—	1,171

Net interest income after provision for loan losses	2,031	—	2,031	6,182	—	6,182

Fee and other income
Asset sales and securitization	86	—	86	242	—	242
Other fee and other income	1,804	—	1,804	5,785	—	5,785

Total fee and other income	1,890	—	1,890	6,027	—	6,027

Noninterest expense
Merger-related and restructuring charges
Personnel and employee termination benefits	—	14	14	—	58	58
Occupancy and equipment	—	14	14	—	117	117
Gain on regulatory-mandated branch sales	—	—	—	—	(121)	(121)
Contract cancellations and system conversions	—	49	49	—	118	118
Advertising	—	18	18	—	25	25
Other	—	12	12	—	45	45

Net merger-related and restructuring charges	—	107	107	—	242	242
Other noninterest expense	2,838	—	2,838	8,398	—	8,398

Total noninterest expense	2,838	107	2,945	8,398	242	8,640

Income before income taxes (benefits)	1,083	(107)	976	3,811	(242)	3,569
Income taxes (benefits)	100	(40)	60	976	(91)	885

Net income	983	(67)	916	2,835	(151)	2,684
Dividends on preferred stock	3	—	3	15	—	15

Net income available to common stockholders	$980	(67)	913	2,820	(151)	2,669

(a)	The nine months ended September 30, 2002, includes $38 million ($26 million after-tax) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATING EARNINGS(a)(b)
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(In millions)
INTEREST INCOME
Interest and fees on loans	$2,558	2,563	2,637	2,970	2,621
Interest and dividends on securities	935	906	856	876	852
Trading account interest	179	173	155	166	192
Other interest income	240	252	255	299	279

Total interest income	3,912	3,894	3,903	4,311	3,944

INTEREST EXPENSE
Interest on deposits	847	836	915	1,116	1,183
Interest on short-term borrowings	310	300	286	372	417
Interest on long-term debt	289	297	276	391	414

Total interest expense	1,446	1,433	1,477	1,879	2,014

Net interest income	2,466	2,461	2,426	2,432	1,930
Provision for loan losses	435	397	339	381	244

Net interest income after provision for loan losses	2,031	2,064	2,087	2,051	1,686

FEE AND OTHER INCOME
Service charges and fees	664	661	661	672	541
Commissions	458	481	464	448	356
Fiduciary and asset management fees	427	466	477	478	400
Advisory, underwriting and other investment banking fees	72	225	240	223	177
Principal investing	(29)	(42)	(90)	(21)	(585)
Other income	298	319	275	260	147

Total fee and other income	1,890	2,110	2,027	2,060	1,036

NONINTEREST EXPENSE
Salaries and employee benefits	1,588	1,665	1,663	1,663	1,374
Occupancy	195	194	195	210	176
Equipment	234	231	226	247	214
Advertising	20	25	19	21	15
Communications and supplies	136	132	134	142	117
Professional and consulting fees	111	96	88	113	79
Goodwill and other intangible amortization	152	161	168	251	117
Sundry expense	402	279	284	295	218

Total noninterest expense	2,838	2,783	2,777	2,942	2,310

Income before income taxes	1,083	1,391	1,337	1,169	412
Income taxes	100	447	429	370	114

Net operating earnings	$983	944	908	799	298

(a)	Operating earnings exclude net merger-related, restructuring and other charges.
(b)	The second quarter of 2002 has been recast to include $19 million ($13 million after-tax) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATING EARNINGS(a)(b)
(Unaudited)

	Nine Months Ended September 30,
	2002	2001
	(In millions)
INTEREST INCOME
Interest and fees on loans	$7,758	7,567
Interest and dividends on securities	2,697	2,658
Trading account interest	507	594
Other interest income	747	970

Total interest income	11,709	11,789

INTEREST EXPENSE
Interest on deposits	2,598	3,628
Interest on short-term borrowings	896	1,364
Interest on long-term debt	862	1,454

Total interest expense	4,356	6,446

Net interest income	7,353	5,343
Provision for loan losses	1,171	686

Net interest income after provision for loan losses	6,182	4,657

FEE AND OTHER INCOME
Service charges and fees	1,986	1,495
Commissions	1,403	1,120
Fiduciary and asset management fees	1,370	1,165
Advisory, underwriting and other investment banking fees	537	613
Principal investing	(161)	(686)
Other income	892	504

Total fee and other income	6,027	4,211

NONINTEREST EXPENSE
Salaries and employee benefits	4,916	4,066
Occupancy	584	494
Equipment	691	617
Advertising	64	35
Communications and supplies	402	338
Professional and consulting fees	295	221
Goodwill and other intangible amortization	481	272
Sundry expense	965	574

Total noninterest expense	8,398	6,617

Income before income taxes	3,811	2,251
Income taxes	976	694

Net operating earnings	$2,835	1,557

(a)	Operating earnings exclude net merger-related, restructuring and other charges.
(b)	The nine months ended September 30, 2002, includes $38 million ($26 million after-tax) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)(a)
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(In millions, except per share data)
INTEREST INCOME
Interest and fees on loans	$2,558	2,563	2,637	2,970	2,621
Interest and dividends on securities	935	906	856	876	852
Trading account interest	179	173	155	166	192
Other interest income	240	252	255	299	279

Total interest income	3,912	3,894	3,903	4,311	3,944

INTEREST EXPENSE
Interest on deposits	847	836	915	1,116	1,183
Interest on short-term borrowings	310	300	286	372	417
Interest on long-term debt	289	297	276	391	414

Total interest expense	1,446	1,433	1,477	1,879	2,014

Net interest income	2,466	2,461	2,426	2,432	1,930
Provision for loan losses	435	397	339	381	1,124

Net interest income after provision for loan losses	2,031	2,064	2,087	2,051	806

FEE AND OTHER INCOME
Service charges and fees	664	661	661	672	541
Commissions	458	481	464	448	356
Fiduciary and asset management fees	427	466	477	478	400
Advisory, underwriting and other investment banking fees	72	225	240	223	177
Principal investing	(29)	(42)	(90)	(21)	(585)
Other income	298	319	275	260	143

Total fee and other income	1,890	2,110	2,027	2,060	1,032

NONINTEREST EXPENSE
Salaries and employee benefits	1,588	1,665	1,663	1,663	1,374
Occupancy	195	194	195	210	176
Equipment	234	231	226	247	214
Advertising	20	25	19	21	15
Communications and supplies	136	132	134	142	117
Professional and consulting fees	111	96	88	113	79
Goodwill and other intangible amortization	152	161	168	251	117
Merger-related and restructuring charges	107	143	(8)	88	85
Sundry expense	402	279	284	295	218

Total noninterest expense	2,945	2,926	2,769	3,030	2,395

Income (loss) before income taxes (benefits)	976	1,248	1,345	1,081	(557)
Income taxes (benefits)	60	393	432	345	(223)

Net income (loss)	916	855	913	736	(334)
Dividends on preferred stock	3	6	6	6	—

Net income (loss) available to common stockholders	$913	849	907	730	(334)

PER COMMON SHARE DATA
Basic earnings	$0.67	0.62	0.67	0.54	(0.31)
Diluted earnings	0.66	0.62	0.66	0.54	(0.31)
Cash dividends	$0.26	0.24	0.24	0.24	0.24
AVERAGE COMMON SHARES
Basic	1,362	1,360	1,355	1,352	1,094
Diluted	1,374	1,375	1,366	1,363	1,105

(a)	The second quarter of 2002 has been recast to include $19 million ($13 million after-tax, or 1 cent per share) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME(a)
(Unaudited)

	Nine Months Ended September 30,
	2002	2001
	(In millions, except per share data)
INTEREST INCOME
Interest and fees on loans	$7,758	7,567
Interest and dividends on securities	2,697	2,658
Trading account interest	507	594
Other interest income	747	970

Total interest income	11,709	11,789

INTEREST EXPENSE
Interest on deposits	2,598	3,628
Interest on short-term borrowings	896	1,364
Interest on long-term debt	862	1,454

Total interest expense	4,356	6,446

Net interest income	7,353	5,343
Provision for loan losses	1,171	1,566

Net interest income after provision for loan losses	6,182	3,777

FEE AND OTHER INCOME
Service charges and fees	1,986	1,495
Commissions	1,403	1,120
Fiduciary and asset management fees	1,370	1,165
Advisory, underwriting and other investment banking fees	537	613
Principal investing	(161)	(686)
Other income	892	529

Total fee and other income	6,027	4,236

NONINTEREST EXPENSE
Salaries and employee benefits	4,916	4,147
Occupancy	584	520
Equipment	691	632
Advertising	64	45
Communications and supplies	402	338
Professional and consulting fees	295	246
Goodwill and other intangible amortization	481	272
Merger-related and restructuring charges	242	18
Sundry expense	965	583

Total noninterest expense	8,640	6,801

Income before income taxes	3,569	1,212
Income taxes	885	329

Net income	2,684	883
Dividends on preferred stock	15	—

Net income available to common stockholders	$2,669	883

PER COMMON SHARE DATA
Basic earnings	$1.96	0.86
Diluted earnings	1.95	0.85
Cash dividends	$0.74	0.72
AVERAGE COMMON SHARES
Basic	1,359	1,010
Diluted	1,372	1,020

(a)	The nine months ended September 30, 2002, includes $38 million ($26 million after-tax, or 2 cents per share) in stock option expense related to stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(In millions)
ON-BALANCE SHEET LOAN PORTFOLIO
COMMERCIAL
Commercial, financial and agricultural	$57,899	57,984	60,385	61,258	63,616
Real estate—construction and other	7,558	8,035	8,137	7,969	7,457
Real estate—mortgage	16,967	17,349	17,186	17,234	17,156
Lease financing	22,616	22,044	22,223	21,958	21,625
Foreign	6,992	7,241	6,920	7,653	7,572

Total commercial	112,032	112,653	114,851	116,072	117,426

CONSUMER
Real estate—mortgage	17,527	19,803	20,901	22,139	25,466
Installment loans	37,889	35,940	36,073	34,666	35,577
Vehicle leasing	43	168	345	618	941

Total consumer	55,459	55,911	57,319	57,423	61,984

Total loans	167,491	168,564	172,170	173,495	179,410
Unearned income	9,949	9,764	9,876	9,694	9,730

Loans, net (on-balance sheet)	$157,542	158,800	162,294	163,801	169,680

MANAGED PORTFOLIO(a)
COMMERCIAL
On-balance sheet loan portfolio	$112,032	112,653	114,851	116,072	117,426
Securitized loans—off-balance sheet	2,288	2,318	5,816	5,827	6,613
Loans held for sale included in other assets	1,271	779	962	1,478	1,648

Total commercial	115,591	115,750	121,629	123,377	125,687

CONSUMER
Real estate—mortgage
On-balance sheet loan portfolio	17,527	19,803	20,901	22,139	25,466
Securitized loans included in securities	6,431	4,868	4,181	5,344	2,506
Loans held for sale included in other assets	2,473	1,387	1,554	2,420	1,687

Total real estate—mortgage	26,431	26,058	26,636	29,903	29,659

Installment loans
On-balance sheet loan portfolio	37,889	35,940	36,073	34,666	35,577
Securitized loans—off-balance sheet	13,164	13,379	13,989	14,095	12,746
Securitized loans included in securities	11,695	8,918	9,230	9,776	9,460
Loans held for sale included in other assets	2,513	6,232	4,615	3,865	3,502

Total installment loans	65,261	64,469	63,907	62,402	61,285

Vehicle leasing—on-balance sheet loan portfolio	43	168	345	618	941

Total consumer	91,735	90,695	90,888	92,923	91,885

Total managed portfolio	$207,326	206,445	212,517	216,300	217,572

SERVICING PORTFOLIO(b)
Commercial	$53,611	50,001	47,657	42,210	41,394
Consumer	$2,490	1,773	1,844	2,900	2,807

(a)
The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we manage the loans.

(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(In millions)
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period	$2,951	2,986	2,995	3,039	1,760
Provision for loan losses relating to loans transferred to other assets or sold	211	23	14	3	230
Provision for loan losses	224	374	325	378	894
Former Wachovia balance, September 1, 2001	—	—	—	—	766
Allowance relating to loans acquired, transferred to other assets or sold	(315)	(58)	(23)	(47)	(368)
Net charge-offs	(224)	(374)	(325)	(378)	(243)

Balance, end of period	$2,847	2,951	2,986	2,995	3,039

as % of loans, net	1.81%	1.86	1.84	1.83	1.79

as % of nonaccrual and restructured loans (a)	163%	163	177	195	202

as % of nonperforming assets (a)	149%	150	162	175	186

LOAN LOSSES
Commercial, financial and agricultural	$160	319	275	333	192
Real estate—commercial construction and mortgage	5	3	2	2	1
Real estate—residential mortgage	3	1	4	—	1
Installment loans and vehicle leasing	91	86	100	90	80

Total loan losses	259	409	381	425	274

LOAN RECOVERIES
Commercial, financial and agricultural	17	16	36	30	14
Real estate—commercial construction and mortgage	—	2	—	1	1
Real estate—residential mortgage	—	—	—	—	1
Installment loans and vehicle leasing	18	17	20	16	15

Total loan recoveries	35	35	56	47	31

Net charge-offs	$224	374	325	378	243

Commercial loans net charge-offs as % of average commercial loans, net (b)	0.61%	1.24	0.97	1.19	0.85
Consumer loans net charge-offs as % of average consumer loans, net (b)	0.56	0.48	0.59	0.48	0.53
Total net charge-offs as % of average loans, net (b)	0.59%	0.97	0.83	0.93	0.73

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$1,440	1,456	1,371	1,294	1,253
Real estate—commercial construction and mortgage	137	144	128	87	63
Real estate—residential mortgage	62	60	58	60	75
Installment loans and vehicle leasing	112	145	128	93	115

Total nonaccrual loans	1,751	1,805	1,685	1,534	1,506
Foreclosed properties (c)	156	156	159	179	126

Total nonperforming assets	$1,907	1,961	1,844	1,713	1,632

Nonperforming loans included in loans held for sale (d)	$115	108	213	228	273
Nonperforming assets included in loans and in loans held for sale	$2,022	2,069	2,057	1,941	1,905

as % of loans, net, and foreclosed properties (a)	1.21%	1.23	1.14	1.04	0.96

as % of loans, net, foreclosed properties and loans in other assets as held for sale (d)	1.23%	1.24	1.21	1.13	1.08

Accruing loans past due 90 days	$235	250	275	288	310

(a)	These ratios do not include nonperforming loans included in loans held for sale.
(b)	Annualized.
(c)	Restructured loans are insignificant.
(d)
These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amount shown and included in the ratios is net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS(a)
(Unaudited)

	2002			2001
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	(In millions, except per share data)
ASSETS
Cash and due from banks	$11,930	10,668	10,038	13,917	10,051
Interest-bearing bank balances	3,561	2,269	3,356	6,875	2,128
Federal funds sold and securities purchased under resale agreements	7,132	11,541	13,154	13,919	9,354

Total cash and cash equivalents	22,623	24,478	26,548	34,711	21,533

Trading account assets	35,902	34,570	28,227	25,386	26,763
Securities	72,071	60,999	57,382	58,467	56,929
Loans, net of unearned income	157,542	158,800	162,294	163,801	169,680
Allowance for loan losses	(2,847)	(2,951)	(2,986)	(2,995)	(3,039)

Loans, net	154,695	155,849	159,308	160,806	166,641

Premises and equipment	5,422	5,494	5,596	5,719	5,775
Due from customers on acceptances	1,080	1,105	888	745	796
Goodwill	10,810	10,728	10,728	10,616	10,496
Intangible assets	1,675	1,827	1,988	2,156	2,441
Other assets	29,602	29,629	29,188	31,846	34,523

Total assets	$333,880	324,679	319,853	330,452	325,897

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	44,186	39,558	39,323	43,464	36,382
Interest-bearing deposits	143,599	141,105	140,710	143,989	144,167

Total deposits	187,785	180,663	180,033	187,453	180,549
Short-term borrowings	41,146	46,109	46,559	44,385	44,303
Bank acceptances outstanding	1,093	1,110	892	762	798
Trading account liabilities	17,760	14,108	10,261	11,437	10,084
Other liabilities	14,233	14,379	13,387	16,227	18,424
Long-term debt	39,758	37,931	39,936	41,733	43,233

Total liabilities	301,775	294,300	291,068	301,997	297,391

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at September 30, 2002	2	5	11	17	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.373 billion shares at September 30, 2002	4,577	4,570	4,559	4,539	4,537
Paid-in capital	18,233	18,106	17,989	17,911	17,835
Retained earnings	7,221	6,663	6,136	5,551	5,139
Accumulated other comprehensive income, net	2,072	1,035	90	437	995

Total stockholders’ equity	32,105	30,379	28,785	28,455	28,506

Total liabilities and stockholders’ equity	$333,880	324,679	319,853	330,452	325,897

(a)	In the second quarter of 2002, certain amounts were recast to reflect the adoption of expensing stock options granted in 2002.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)
(Unaudited)

	Third Quarter 2002			Second Quarter 2002
	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid
	(In millions)
ASSETS
Interest-bearing bank balances	$2,891	14	1.90%	$2,613	13	2.02%
Federal funds sold and securities purchased under resale agreements	10,474	82	3.11	10,835	85	3.18
Trading account assets	16,061	194	4.82	16,248	186	4.57
Securities	62,917	961	6.11	58,282	933	6.40
Loans
Commercial
Commercial, financial and agricultural	57,571	1,068	7.36	58,534	1,027	7.03
Real estate—construction and other	7,809	81	4.10	8,115	84	4.19
Real estate—mortgage	17,188	228	5.26	17,310	231	5.36
Lease financing	7,105	189	10.65	7,286	193	10.60
Foreign	6,879	59	3.41	7,058	60	3.37

Total commercial	96,552	1,625	6.68	98,303	1,595	6.50

Consumer
Real estate—mortgage	18,970	294	6.20	20,104	318	6.34
Installment loans and vehicle leasing	36,154	652	7.17	36,678	664	7.25

Total consumer	55,124	946	6.84	56,782	982	6.93

Total loans	151,676	2,571	6.74	155,085	2,577	6.66

Other earning assets	11,770	144	4.86	11,361	154	5.42

Total earning assets	255,789	3,966	6.17	254,424	3,948	6.22

Cash and due from banks	9,955			10,110
Other assets	55,767			50,180

Total assets	$321,511			$314,714

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	49,156	199	1.61	49,341	183	1.49
Money market accounts	43,495	239	2.18	40,035	224	2.25
Other consumer time	36,029	347	3.82	36,956	365	3.96
Foreign	6,491	30	1.84	7,195	33	1.88
Other time	6,134	32	2.07	6,220	31	1.93

Total interest-bearing deposits	141,305	847	2.38	139,747	836	2.40
Federal funds purchased and securities sold under repurchase agreements	31,884	241	3.00	31,894	229	2.88
Commercial paper	2,999	9	1.18	3,025	8	1.17
Other short-term borrowings	9,505	60	2.49	10,039	63	2.51
Long-term debt	38,477	289	3.00	39,107	297	3.04

Total interest-bearing liabilities	224,170	1,446	2.56	223,812	1,433	2.57

Noninterest-bearing deposits	38,772			38,449
Other liabilities	27,466			22,877
Stockholders’ equity	31,103			29,576

Total liabilities and stockholders’ equity	$321,511			$314,714

Interest income and rate earned		$3,966	6.17%		$3,948	6.22%
Interest expense and equivalent rate paid		1,446	2.24		1,433	2.26

Net interest income and margin(b)		$2,520	3.93%		$2,515	3.96%

(a)	Certain amounts presented in periods prior to the third quarter of 2002 have been reclassified to conform to the presentation in the third quarter of 2002.
(b)
The net interest margin includes (in basis points): 38, 39, 47, 27 and 18 in the third, second and first quarters of 2002 and in the fourth and third quarters of 2001, respectively, in net interest income from hedge-related derivative transactions.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES
(Unaudited)

First Quarter 2002			Fourth Quarter 2001			Third Quarter 2001
Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid

$4,341	22	2.07%	$3,333	21	2.50%	$1,740	17	3.86%

12,020	93	3.13	11,784	99	3.32	10,031	107	4.25
14,703	165	4.53	14,552	175	4.81	14,572	199	5.43
56,287	884	6.29	55,708	905	6.49	50,621	877	6.93

59,927	1,049	7.10	62,220	1,202	7.67	55,490	1,142	8.17
8,126	86	4.28	7,919	101	5.02	4,512	66	5.88
17,163	238	5.61	17,139	263	6.10	10,923	184	6.66
7,442	193	10.37	7,578	199	10.51	6,441	168	10.42
6,831	62	3.71	7,374	81	4.34	6,267	83	5.26

99,489	1,628	6.62	102,230	1,846	7.17	83,633	1,643	7.80

21,444	354	6.60	24,032	414	6.90	19,816	353	7.12
36,131	668	7.49	36,577	724	7.87	29,577	637	8.57

57,575	1,022	7.16	60,609	1,138	7.49	49,393	990	7.99

157,064	2,650	6.82	162,839	2,984	7.29	133,026	2,633	7.87

11,073	140	5.13	11,668	179	6.11	9,682	155	6.35

255,488	3,954	6.24	259,884	4,363	6.68	219,672	3,988	7.23

10,553			10,313			8,737
49,281			49,024			39,337

$315,322			$319,221			$267,746

48,931	175	1.45	47,527	222	1.85	41,897	259	2.46
37,589	265	2.86	35,023	282	3.19	23,816	260	4.32
38,166	399	4.24	40,931	484	4.70	35,469	474	5.30
7,578	35	1.85	8,603	56	2.58	7,441	71	3.74
8,119	41	2.09	10,325	72	2.73	11,662	119	4.07

140,383	915	2.64	142,409	1,116	3.11	120,285	1,183	3.90

31,940	211	2.68	33,028	298	3.59	26,982	332	4.87

3,435	10	1.15	3,709	29	3.07	2,950	25	3.36
10,550	65	2.51	9,617	45	1.86	9,870	60	2.45
41,057	276	2.69	42,979	391	3.64	38,220	414	4.34

227,365	1,477	2.63	231,742	1,879	3.22	198,307	2,014	4.04

38,126			37,562			30,313
20,928			21,377			18,796
28,903			28,540			20,330

$315,322			$319,221			$267,746

	$3,954	6.24%		$4,363	6.68%		$3,988	7.23%

	1,477	2.34		1,879	2.87		2,014	3.65

	$2,477	3.90%		$2,484	3.81%		$1,974	3.58%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)
(Unaudited)

	Nine Months Ended 2002			Nine Months Ended 2001
	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid
	(In millions)
ASSETS
Interest-bearing bank balances	$3,276	49	2.00%	$2,031	71	4.70%
Federal funds sold and securities purchased under resale agreements	11,104	260	3.14	8,674	301	4.64
Trading account assets	15,676	545	4.64	13,955	607	5.80
Securities	59,186	2,778	6.26	50,324	2,721	7.21
Loans
Commercial
Commercial, financial and agricultural	58,669	3,144	7.16	54,029	3,370	8.34
Real estate—construction and other	8,016	251	4.19	3,651	180	6.63
Real estate—mortgage	17,220	697	5.41	9,554	513	7.17
Lease financing	7,276	575	10.54	6,201	486	10.44
Foreign	6,923	181	3.49	5,682	258	6.08

Total commercial	98,104	4,848	6.60	79,117	4,807	8.12

Consumer
Real estate—mortgage	20,164	966	6.39	18,295	1,002	7.30
Installment loans and vehicle leasing	36,321	1,984	7.30	26,666	1,789	8.97

Total consumer	56,485	2,950	6.97	44,961	2,791	8.29

Total loans	154,589	7,798	6.74	124,078	7,598	8.18

Other earning assets	11,404	438	5.13	10,352	598	7.72

Total earning assets	255,235	11,868	6.21	209,414	11,896	7.59

Cash and due from banks	10,204			8,269
Other assets	51,766			36,135

Total assets	$317,205			$253,818

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	49,143	557	1.52	40,109	790	2.63
Money market accounts	40,395	728	2.41	19,565	662	4.52
Other consumer time	37,043	1,111	4.01	34,389	1,457	5.67
Foreign	7,084	98	1.86	6,885	238	4.62
Other time	6,818	104	2.03	12,452	481	5.17

Total interest-bearing deposits	140,483	2,598	2.47	113,400	3,628	4.28
Federal funds purchased and securities sold under repurchase agreements	31,906	681	2.85	26,379	1,066	5.40
Commercial paper	3,151	27	1.17	2,643	83	4.20
Other short-term borrowings	10,026	188	2.50	9,754	215	2.95
Long-term debt	39,538	862	2.91	37,041	1,454	5.24

Total interest-bearing liabilities	225,104	4,356	2.59	189,217	6,446	4.55

Noninterest-bearing deposits	38,451			28,515
Other liabilities	23,781			18,669
Stockholders’ equity	29,869			17,417

Total liabilities and stockholders’ equity	$317,205			$253,818

Interest income and rate earned		$11,868	6.21%		$11,896	7.59%
Interest expense and equivalent rate paid		4,356	2.28		6,446	4.12

Net interest income and margin (b)		$7,512	3.93%		$5,450	3.47%

(a)	Certain amounts presented in the nine months ended 2001 have been reclassified to conform to the presentation in the nine months ended 2002.
(b)
The net interest margin includes (in basis points) : 41 and 15 for the nine months ended September 30, 2002, and September 30, 2001, respectively, in net interest income from hedge-related derivative transactions.